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                                                                   Exhibit 10.14


                            MCK COMMUNICATIONS, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


Name of Optionee:             Glenda Davis

No. of Option Shares:         500,000 Shares of Common Stock

Vesting Commencement Date:    January 19, 2001

Grant Date:                   March 13, 2001

Option Exercise Price/Share:  $2.5312

     MCK Communications, Inc. a Delaware corporation (together with all successors thereto, the "COMPANY"), hereby grants to the person named above (the "OPTIONEE"), who is an officer, employee, director, Consultant or other key person of the Company or any of its Subsidiaries (as defined below), an option (the "STOCK OPTION") to purchase on or prior to the Expiration Date (as defined in Section 1(c) below), all or any part of the number of shares of Common Stock, par value $.001 per share ("COMMON STOCK"), of the Company indicated above (the "OPTION SHARES," and such shares once issued shall be referred to as the "ISSUED SHARES"), at the option exercise price per share specified above (the "OPTION EXERCISE PRICE"), subject to the terms and conditions set forth in this Non-Qualified Stock Option Agreement (the "AGREEMENT"). This Stock Option is NOT intended to qualify as an "incentive stock option" as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the "CODE").

     For purposes of this Agreement, the following terms shall have the following respective meanings:

     "CAUSE" shall mean the determination by a majority of the Board of Directors of the Company that are not employees of the Company that any one or more of the following events has occurred: (A) dishonesty, breach of fiduciary duty or breach of the terms of this Agreement or any other agreements executed by the Optionee; (B) commission by the Optionee of any act of embezzlement, fraud, larceny or theft on or from the Company; (C) substantial and continuing neglect or inattention by the Optionee of duties of his employment which shall continue for 30 business days following written notification by the Board of Directors; (D) willful misconduct or gross negligence of the Optionee in connection with the performance of such duties; (E) commission by the Optionee of any acts of moral turpitude; (F) the conviction of the Optionee of a felony. A determination by the Board of Directors, after notice to the Optionee and providing the Optionee an opportunity to be heard, that the Optionee has committed an act of the sort mentioned in (A) through (F) above shall be conclusive, whether or not there are proceedings by public authorities with respect thereto and without regard to the outcome thereof.

     "CONSULTANT" means a person engaged to provide consulting or advisory services (other than as an employee or director) to the Company or its Subsidiaries, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person


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pursuant to the Plan in reliance on registration on a Form S-8 Registration
Statement under the Act.

          "FAIR MARKET VALUE" means the closing price reported for the Stock on the NASDAQ National Market System for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported.

          "GOOD REASON" shall mean the occurrence of any of the following events: (i) a substantial adverse change in the nature or scope of the Grantee's responsibilities, authorities, powers, functions or duties (other than changes to reflect an integration of the Company into an acquiring entity in the event of a Corporate Transaction); or (ii) a reduction in the Grantee's annual base salary or bonus compensation (subject to applicable performance requirements with respect to the actual amount of bonus compensation earned) except for across-the-board reductions similarly affecting all, or substantially all, similar employees.

          "SERVICE RELATIONSHIP" the Grantee's employment or service with the Company or its Subsidiaries, whether in the capacity of an employee, director or a Consultant. Unless otherwise determined by the Board of Directors, the Grantee's Service Relationship shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders service to the Company or a transfer between locations of the Company or its Subsidiaries or a transfer between the Company and any Subsidiary, provided that there is no interruption or other termination of the Service Relationship. The Board of Directors, in its discretion, shall determine whether the Grantee's Service Relationship has terminated and the effective date of such termination.

          "SUBSIDIARY" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.


     1.   VESTING, EXERCISABILITY, AND TERMINATION.

          (a) This Stock Option shall be vested with respect to 25% of the Option Shares on the first anniversary of the Vesting Commencement Date, and 2.083% of the Option Shares on each monthly anniversary of the Vesting Commencement Date thereafter (the "VESTED SHARES"), such that all of the Option Shares shall be Vested Shares on January 19, 2005. The term "UNVESTED SHARES" shall mean any shares of Common Stock that are not Vested Shares. Notwithstanding the foregoing, this Stock Option shall be subject to accelerated vesting upon the occurrence of a Corporate Transaction (as defined in Section 5 below).

          (b) Except as set forth in Section 5, in the event that the Optionee's Service Relationship (as defined below) with the Company and its Subsidiaries terminates for any reason or under any circumstances, including the Optionee's resignation, retirement or termination by the Company, upon the Optionee's death or disability, or for any other reason, regardless of the


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circumstances thereof, this Stock Option may thereafter be exercised, to the extent it was vested and exercisable on such date of such termination, until the date specified in Section 1(c) below. Any portion of the Stock Option that is not vested and exercisable on the date of termination of the Optionee's Service Relationship with the Company shall immediately expire and be null and void.

          (c) Subject to the provisions of Section 5 below, once any portion of this Stock Option becomes exercisable, it shall continue to be exercisable by the Optionee or her successors as contemplated herein at any time or times prior to the earliest of (i) the date which is (A) 12 months following the date on which the Optionee's Service Relationship with the Company and its Subsidiaries terminates due to death or disability (as defined in Section 422(c)(6) of the Code) or (B) 90 days following the date on which the Optionee's Service Relationship with the Company terminates if the termination is due to any other reason, provided however, if the Optionee's Service Relationship with the Company is terminated for Cause, this Stock Option shall terminate immediately upon the date of the Optionee's termination, or (ii) the date ten (10) years from the Grant Date (the earlier to occur of such dates being the "EXPIRATION DATE"). For purposes of this Agreement the Compensation Committee of the Board of Directors of the Company or the Board of Directors of the Company, as applicable (the "COMMITTEE"), shall have sole discretion to determine the reason for the termination of the Optionee's Service Relationship with the Company or any Subsidiary.

     2.   EXERCISE OF STOCK OPTION.

          (a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date (subject to Sections 1(c) and 5), the Optionee may deliver a Stock Option exercise notice (an "EXERCISE NOTICE") in the form of APPENDIX A hereto indicating his or her election to purchase some or all of the Option Shares specifying the number of Option Shares to be purchased and identifying which shares are Vested Shares and which shares are Unvested Shares. Payment of the purchase price may be made by one or more of the following methods:

               (i) In cash by certified or bank check or other instrument acceptable to the Committee; or

               (ii) In the form of shares of Common Stock that are not then subject to restrictions under any Company plan and that have been held by the Optionee free of such restrictions for at least six months, if permitted by the Committee in its discretion, such surrendered shares shall be valued at Fair Market Value on the exercise date;

               (iii) By the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; PROVIDED that, in the event the Optionee chooses to pay the purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure;


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               (iv) By the Optionee delivering to the Company a promissory note if the Board has authorized the loan of funds to the Optionee for the purpose of enabling or assisting the Optionee to effect the exercise of her Stock Option; PROVIDED THAT at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note.

          (b) Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Option Shares to the Optionee, and the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Issued Shares, subject to the terms of this Agreement.

          (c) Notwithstanding any other provision hereof, no portion of this Stock Option shall be exercisable after the Expiration Date, including such date as is contemplated by Section 5 hereof.

     3. TRANSFERABILITY. This Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution; provided that this Stock Option may be transferred by the Optionee without consideration for the transfer, to members of the Optionee's immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, or to limited liability companies in which such family members are the only members (each a "PERMITTED TRANSFEREE"), PROVIDED that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Option Agreement. This Option may be exercised during the Optionee's lifetime only by the Optionee (or by the Optionee's legal representative or guardian in the event of the Optionee's incapacity) or by a Permitted Transferee pursuant to this
Section 3. The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee's Option in the event of the Optionee's death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the executor of the Optionee may exercise this Option to the extent provided herein in the event of the Grantee's death.

     4. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. The shares of stock covered by this Stock Option are shares of Common Stock of the Company. Subject to
Section 5 hereof, if the shares of Common Stock as a whole are increased, decreased, changed or converted into or exchanged for a different number or kind of shares or securities of the Company or any successor entity (or a parent or Subsidiary thereof), whether through merger or consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate


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structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares and in the per share exercise price of shares subject to any unexercised portion of this Stock Option. In the event of any such adjustment in this Stock Option, the Optionee thereafter shall have the right, subject to Section 5, to purchase the number of shares under this Stock Option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to this Stock Option immediately prior to such adjustment, all references herein to Common Stock shall be deemed to refer to the security that is subject to acquisition upon exercise of this Stock
Option and all references to the Company shall be deemed to refer to the issuer of such security. Adjustments under this Section 4 shall be determined by the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be conclusive. No fractional shares of Common Stock shall be issued resulting from any such adjustment, but the Company in its discretion may make a cash payment in lieu of fractional shares.

     5. EFFECT OF CORPORATE TRANSACTIONS. In the case of (i) a merger, reorganization or consolidation between the Company and another person or entity (other than a holding company or Subsidiary of the Company) as a result of which the holders of the Company's outstanding voting stock immediately prior to the transaction hold less than a majority of the outstanding voting stock of the surviving entity immediately after the transaction, (ii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, or (iii) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of all of the Common Stock of the Company to an unrelated person or entity as a result of which the holders of the Company's outstanding voting stock immediately prior to the transaction hold less than a majority of the outstanding voting stock of the surviving entity immediately after the transaction (in each case, a "CORPORATE TRANSACTION"), upon the effectiveness of the Corporate Transaction, unless provision is made in connection with the Corporate Transaction for the assumption of this Stock Option, or the substitution of this Stock Option with a new stock option of the successor entity or parent thereof (the "ASSUMPTION"), one hundred percent (100%) of the remaining Unvested Shares subject to this Stock Option shall, subject to and conditioned upon the effectiveness of the Corporate Transaction, become Vested Shares fifteen (15) days prior to the anticipated effective date of the Corporate Transaction as determined by the Committee. Further, unless there is an Assumption, this Stock Option shall terminate upon the effectiveness of the Corporate Transaction. In the event of such termination, the Optionee shall be permitted to exercise this Option for a period of at least fifteen (15) days prior to the anticipated effective date of such Corporate Transaction, to the extent that it is then vested and exercisable (after giving effect to the acceleration of vesting provided for in this Section 5, PROVIDED, HOWEVER, that
(i) the exercise of the portion of this Stock Option that becomes vested and exercisable pursuant to the acceleration provisions of this Section 5, shall be subject to and conditioned upon the effectiveness of the Corporate Transaction; and (ii) the Optionee may, but will not be required to, condition the exercise of any portion of this Stock Option not described in (i) above upon the effectiveness of the Corporate Transaction. If there is an Assumption, the remaining Option Shares subject to this Stock Option shall continue to vest in accordance with the percentage set forth herein; PROVIDED, THAT if the Optionee's Service Relationship with such successor entity or parent thereof is, on or within twelve (12) months after such Corporate Transaction, terminated by such successor entity or parent thereof without Cause or terminated by the Optionee for Good Reason then the remaining Unvested Shares subject to this Stock Option shall become Vested Shares.


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     6.   UNVESTED SHARE REPURCHASE OPTION.

          (a) GRANT OF UNVESTED SHARE REPURCHASE OPTION. If the Optionee's Service Relationship is terminated for any reason or no reason, with or without cause, or if the Optionee, the Optionee's legal representative or other holder of Issued Shares attempts to sell exchange, transfer, pledge, or otherwise dispose of (other than pursuant to a Corporate Transaction) any Unvested Shares, the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this Section 7 (the "UNVESTED SHARE REPURCHASE OPTION").

          (b) EXERCISE OF UNVESTED SHARE REPURCHASE OPTION. The Company may exercise the Unvested Share Repurchase Option by written notice to the Optionee within sixty (60) days after (a) termination of the Optionee's Service Relationship (or exercise of this Stock Option, if later) or (b) the Company has received notice of the attempted disposition of Unvested Shares. If the Company fails to give notice within such sixty (60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option may be exercised for any or all of the Unvested Shares.

          (c) PAYMENT FOR SHARES AND RETURN OF SHARES TO COMPANY. The purchase price per share being repurchased by the Company shall be an amount equal to the Optionee's original cost per share, as adjusted pursuant to Section 4 (the "REPURCHASE PRICE"). The Company shall pay the aggregate Repurchase Price to the Optionee in cash within thirty (30) days after the date of the written notice to the Optionee of the Company's exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any purchase money indebtedness of the Optionee to the Company for the shares shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the Repurchase Price to the Optionee.

          (d) ASSIGNMENT OF UNVESTED SHARE REPURCHASE OPTION. The Company shall have the right to assign the Unvested Share Repurchase Option at any time, whether or not such option is then exercisable, to one or more persons as may be selected by the Company.

     7. ELECTION UNDER SECTION 83(b) OF THE CODE. If the Optionee exercises this Stock Option prior to vesting (or at a time when this Stock Option is otherwise nontransferable and subject to a substantial risk of forfeiture), the Optionee understands that the Optionee should consult with the Optionee's tax advisor regarding the advisability of filing with the Internal Revenue Service and election under Section 83(b) of the Code. This election must be filed no later than thirty (30) days after the date on which the Optionee exercises this Stock Option for Unvested Shares. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Optionee. The Optionee acknowledges that the Optionee has been advised to consult with a tax advisor prior to the exercise of the Option regarding the tax consequences to the Optionee of the exercise of this Stock Option. AN ELECTION UNDER SECTION 83(b) MUST BE FILED WITHIN 30 DAYS AFTER THE DATE OF WHICH THE OPTIONEE PURCHASES UNVESTED SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE OPTIONEE ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE OPTIONEE'S SOLE RESPONSIBILITY, EVEN IF THE


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OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS
OR HER BEHALF.

     8. LEGENDS. The Company may at any time place legends referencing the Unvested Share Repurchase Option, on all certificates representing shares of stock subject to the provisions of this Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Stock Option in the possession of the Optionee in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

     9. WITHHOLDING TAXES. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any federal, state and local taxes required by law to be withheld on account of such taxable event. Subject to approval by the Committee, the Optionee may elect to have the minimum withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Common Stock to be issued or transferring to the Company, a number of shares of Common Stock with an aggregate fair market value that would satisfy the withholding amount due. The Optionee acknowledges and agrees that the Company or any Subsidiary of the Company has the right to deduct from payments of any kind otherwise due to the Optionee, or from the Option Shares to be issued in respect of an exercise of this Stock Option, any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Option Shares to the Optionee.

     10.  MISCELLANEOUS PROVISIONS.

          (a) EMPLOYMENT. This Option does not confer upon the Optionee any rights with respect to employment or continuation of employment or the Service Relationship with the Company, nor shall it interfere with any right of the Company to terminate such employment or Service Relationship at anytime.

          (b) EQUITABLE RELIEF. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

          (c) CHANGE AND MODIFICATIONS. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.


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          (d) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (or the state of incorporation of any successor corporation) without regard to conflict of law principles.

          (e) HEADINGS. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

          (f) SAVING CLAUSE. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

          (g) NOTICES. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

          (h) BENEFIT AND BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

          (i) COUNTERPARTS. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

                            [Signature Page Follows]


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     The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

                                        MCK Communications, Inc.


                                        By: /s/ Paul K. Zurlo
                                            ------------------------------------
                                            Name: Paul K. Zurlo
                                            Title: Chief Financial Officer


                                        Address:

                                            117 Kendrick Street
                                            Needham, MA 02494

     The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

                                        OPTIONEE:


                                        /s/ Glenda Davis
                                        ----------------------------------------
                                        Glenda Davis

                                        Optionee's Address:



                                        DESIGNATED BENEFICIARY:


                                        ----------------------------------------
                                        Name:

                                        Beneficiary's Address:


                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


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                                   APPENDIX A

                          STOCK OPTION EXERCISE NOTICE

MCK Communications, Inc.
117 Kendrick Street
Needham, MA 02494

     Pursuant to the terms of my Non-Qualified Stock Option Agreement dated March 13, 2001 (the "Agreement") I, ___________________________ [Insert name], hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $__________ representing the purchase price for ______________ [Fill in number of Option Shares] option shares. I have chosen the following form(s) of payment:

          [ ] 1. Cash;
          [ ] 2. Certified or bank check payable to MCK Communications, Inc.; or
          [ ] 3. Other (as described in the Agreement (please describe))


                                        Sincerely yours,


                                        ----------------------------------------
                                        Glenda Davis


                                        Address: